J.P. MORGAN MONEY MARKET FUNDS

JPMorgan 100% U.S. Treasury Securities Money Market Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated February 15, 2019

to the Prospectuses dated July 1, 2018, as supplemented

Effective immediately, the JPMorgan 100% U.S. Treasury Securities Money Market Fund (the “Fund”) no longer has an investment policy whereby, as a temporary defensive measure, the Fund may invest up to 20% of its total assets in debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. To reflect this change, the “More About the Funds — Temporary Defensive Positions — 100% U.S. Treasury Securities Money Market Fund” section is hereby deleted in its entirety.

In addition, the “More About the Funds — Temporary Defensive Positions — Temporary Defensive Position Risk — 100% U.S. Treasury Securities Money Market Fund” section is hereby replaced by the following:

100% U.S. Treasury Securities Money Market Fund

If the Fund departs from its investment policies during temporary defensive periods or to meet redemptions, it may not achieve its investment objective.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-100UST-219